UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2012

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On July 25, 2012, Universal Truckload Services, Inc., a Michigan corporation (“Universal”), and LINC Logistics Company, a Michigan corporation (“LINC”), announced that their respective boards of directors adopted and the parties entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among LINC, Universal, Upton Merger Sub I, Inc., a Michigan corporation, Upton Merger Sub II, LLC, a Michigan limited liability company, Matthew T. Moroun, Matthew T. Moroun as Trustee of the Manuel J. Moroun 2012 Annuity Trust dated April 30, 2012, Manuel J. Moroun, in his capacity as Trustee of the Manuel J. Moroun Revocable Trust U/A dated March 24, 1977, as amended and restated on December 22, 2004, Matthew T. Moroun, in his capacity as agent and attorney-in-fact for the Company Shareholders (as defined in the Merger Agreement), and Manuel J. Moroun, solely with respect to the Applicable Sections (as defined in the Merger Agreement).

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 30, 2012, Universal entered into a Revolving Credit and Term Loan Agreement, dated as of August 28, 2012 (the “Credit Agreement”), with and among the lenders parties thereto and Comerica Bank, as administrative agent, arranger and documentation agent, providing for aggregate borrowing facilities of up to $220,000,000. Pursuant to the Credit Agreement, the lenders thereunder shall not be obligated to make any advances or loans under the Credit Agreement until all conditions precedent have been satisfied, including that all conditions to consummate the mergers contemplated by the Merger Agreement have been satisfied. Entering into the Credit Agreement is a closing condition pursuant to the Merger Agreement.

The Credit Agreement consists of a $110,000,000 revolving credit facility (which amount may be increased by up to $20,000,000 upon request of Universal and approval of the lenders), a $60,000,000 equipment credit facility, and a $50,000,000 term loan. Borrowings under the revolving credit facility may be made until, and mature on, August 28, 2017. Borrowings under the equipment credit facility may be made until August 28, 2015 and such borrowings made in any year shall be repaid in 28 quarterly installments beginning on April 1 of the year after the applicable borrowing was made. Borrowings under the term loan facility shall be made on the Effective Date and shall mature on August 28, 2017.

Borrowings under the Credit Agreement bear interest at LIBOR or a base rate, plus an applicable margin for each. The applicable margin fluctuates based on Universal’s total debt to EBITDA ratio, as defined in the Credit Agreement. Additionally, the Credit Agreement provides for up to $5,000,000 in letters of credit, which letters of credit reduce availability under the revolving credit facility.

The Credit Agreement requires Universal to repay the borrowings made under the term loan facility and the equipment credit facility as follows:

•	50% (which percentage shall be reduced to 0% subject to Universal attaining a certain leverage ratio) of Universal’s annual excess cash flow;

•	100% of net cash proceeds of certain asset sales; and

•	100% of certain insurance and condemnation proceeds.

Universal may voluntarily repay outstanding loans under each of the facilities at any time, subject to certain customary “breakage” costs with respect to LIBOR-based borrowings. In addition, Universal may elect to permanently terminate or reduce all or a portion of the revolving credit facility.

All obligations under the Credit Agreement are unconditionally guaranteed by Universal’s material U.S. subsidiaries and the obligations of Universal and such subsidiaries under the Credit Agreement and such guarantees are secured by, subject to certain exceptions, substantially all of their assets.

The Credit Agreement includes financial covenants requiring Universal to maintain maximum leverage ratios and a minimum fixed charge coverage ratio, as well as customary affirmative and negative covenants and events of default.

Initial advances made under the Credit Agreement are subject to, among other things, the satisfaction of all conditions to closing in connection with the merger under the Merger Agreement.

Universal expects to borrow funds under the Credit Agreement on the Effective Date to pay off LINC’s existing indebtedness to lenders, to pay off obligations of LINC to its current and former shareholders and affiliates and to pay fees and transaction costs related to the merger and the Credit Agreement. Universal expects to use the proceeds of any borrowings under the Credit Agreement after the merger for general corporate purposes.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, which is filed as Exhibit 10.1 and is incorporated by reference into this report.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

10.1	Revolving Credit and Term Loan Agreement, dated as of August 28, 2012, among Universal Truckload Services, Inc., the lenders parties thereto and Comerica Bank, as administrative agent, arranger and documentation agent.

10.2	Security Agreement, dated as of August 28, 2012, among Universal, certain of its subsidiaries and Comerica Bank, as administrative agent.

10.3	Guaranty, dated as of August 28, 2012, among certain subsidiaries of Universal and Comerica Bank, as administrative agent.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K includes “forward-looking statements” about Universal and LINC that are subject to risks and uncertainties. All statements other than statements of historical fact included in this document are forward-looking statements. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may,” “should,” “will,” “would,” or other similar expressions help identify forward-looking statements.

Except for their respective obligations to disclose material information under U.S. federal securities laws, neither Universal nor LINC undertakes any obligation to release publicly any revisions to any forward-looking statements, to report events or circumstances after the date of this document, or to report the occurrence of unanticipated events.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to:

•	the risk that the merger may not be completed;

•	the ability to successfully combine the businesses of Universal and LINC;

•	the risk that the public assigns a lower value to the LINC business than the values used in negotiating the terms of the merger;

•	the effects of the merger on the interests of the current Universal shareholders in the earnings, voting power and market value of Universal;

•	the risk that the merger may be less accretive to Universal shareholders than currently anticipated;

•	the impact of the new credit facility being entered into in connection with the merger;

•	the incurrence of transaction, compliance and other merger-related fees and costs;

•	the impact of the issuance of Universal common stock as consideration for the acquisition;

•	the impact of interests of certain directors of Universal in the merger that are different from, or in addition to, the interest of Universal shareholders’ generally;

•	the impact of public resales of Universal common stock by former shareholders of LINC;

•	the timely receipt of necessary consents and clearances from regulatory authorities;

•	the risk that LINC will not obtain expected rates of growth;

•	the risk that Universal may not achieve the expected cost savings after the merger; and

•	the other risk factors described in Universal’s reports and information statements filed with the SEC.

All written and oral forward-looking statements attributable to Universal or LINC or persons acting on behalf of Universal or LINC are expressly qualified in their entirety by such factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: August 31, 2012	/s/ Robert E. Sigler
Robert E. Sigler
Vice President, Chief Financial Officer, Secretary and Treasurer